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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                        SECURITIES EXCHANGE ACT OF 1934


                              --------------------

                 DATE OF EARLIEST EVENT REPORTED: JULY 21, 1997


                            MONTEREY RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                                 1-12311                                    76-0511993
 (STATE OR OTHER JURISDICTION                (COMMISSION FILE NO.)                          (I.R.S. EMPLOYER
      OF INCORPORATION)                                                                   IDENTIFICATION NO.)



                         5201 TRUXTUN AVENUE, SUITE 100
                         BAKERSFIELD, CALIFORNIA 93309
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (805) 322-3992

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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Pro forma financial information

         The following financial statements and proforma financial information relate to the acquisition of the common stock of McFarland Energy, Inc. ("McFarland") by Monterey Resources, Inc. ("Monterey") as described in prior filings.


MONTEREY RESOURCES, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996 and the unaudited pro forma condensed consolidated balance sheet at June 30, 1997 (collectively the "Pro Forma Financial Statements") have been prepared from the historical financial statements of Monterey and McFarland. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996 have been prepared to reflect the acquisition of McFarland by Monterey (the "Acquisition") and the related transactions described herein as if such transactions had occurred as of January 1, 1996 and the unaudited pro forma condensed consolidated balance has been prepared as if such transactions had occurred as of June 30, 1997. The Acquisition has been accounted for in the Pro Forma Financial Statements using the purchase method of accounting. Accordingly, the unaudited pro forma condensed consolidated balance reflects the recording of the assets acquired and liabilities assumed of McFarland at estimated fair value.

         The Pro Forma Financial Statements are not necessarily indicative of the current or future financial position or results of Monterey and such statements should be read in conjunction with the historical financial statements included in Monterey's and McFarland's Form 10-K for the year ended December 31, 1996 and Monterey's Form 10-Q for the quarter ended June 30, 1997. The pro forma adjustments are based on currently available information and contain estimates and assumptions. Management believes that the estimates and assumptions provide a reasonable basis for presenting the significant effects of the transactions and that the pro forma adjustments give appropriate effect to these estimates and assumptions and are properly applied in the Pro Forma Financial Statements.

                        MONTEREY ENERGY RESOURCES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   (IN MILLIONS OF DOLLARS, EXCEPT AS NOTED)

                                                                      Six Months Ended June 30, 1997
                                                 --------------------------------------------------------------------
                                                  Monterey          McFarland         Pro Forma              Monterey
                                                  Historical      Historical (1)     Adjustments            Pro Forma
                                                 -----------      --------------     -----------            ---------
Revenues
   Crude oil and liquids produced                $   138.6         $    10.0        $        --             $   148.6
   Natural gas produced                                0.6               2.6                 --                   3.2
   Crude oil purchased                                19.9              --                   --                  19.9
   Other                                               0.4              --                   --                   0.4
                                                 ---------         ---------          -----------           ---------
                                                     159.5              12.6                 --                 172.1
                                                 ---------         ---------          -----------           ---------

Costs and Expenses
   Production and operating                           60.7               5.2                 --                  65.9
   Cost of crude oil purchased                        21.4              --                   --                  21.4
   Exploration, including dry hole costs               0.8               0.3                 --                   1.1
                                                                                             (2.2) (2)
   Depletion, depreciation and amortization           19.0               2.3                  5.6  (3)           24.7
   General and administrative                          6.5               1.7                 --                   8.2
   Taxes (other than income)                           6.0               0.4                 --                   6.4
   Loss (gain) on disposition of assets               --                (0.1)                --                  (0.1)
                                                  --------         ----------         -----------           ---------
                                                     114.4               9.8                  3.4               127.6
                                                 ---------         ---------          -----------           ---------
Income (Loss) from Operations                         45.1               2.8                 (3.4)               44.5
   Interest, net                                      (8.1)              0.2                 (3.8) (4)          (11.7)
                                                 ----------        ---------          ------------          ---------
Income (Loss) Before Income Taxes                     37.0               3.0                 (7.2)               32.8
                                                                                              0.8  (2)
   Income taxes                                      (12.0)             (0.8)                 1.4  (5)          (10.6)
                                                 ----------        ----------         -----------           ---------
Net Income (Loss)                                $    25.0         $     2.2          $      (5.0)          $    22.2
                                                 =========         =========          ===========           =========

Per Share Data (in dollars)
   Net Income                                    $    0.46         $    0.39                                $    0.41
                                                 =========         =========                                =========

Weighted average shares outstanding
  (in millions)                                       54.6               5.7                                $    54.6
                                                 =========         =========                                =========

_______________________

(1) Certain amounts included in McFarland's historical financial statements have been reclassified to conform to Monterey's presentation.
(2) To reverse McFarland's historical depletion, depreciation and amortization and income taxes.
(3) To reflect depletion, depreciation and amortization for the McFarland properties on the basis assigned under purchase accounting.
(4) To reflect interest expense on $100.0 million of borrowings related to the Acquisition.
(5)      To adjust income tax expense to reflect the combined entities.

                        MONTEREY ENERGY RESOURCES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   (IN MILLIONS OF DOLLARS, EXCEPT AS NOTED)

                                                                        Year Ended December 31, 1996
                                                  -----------------------------------------------------------------------
                                                    Monterey         McFarland        Pro Forma             Monterey
                                                   Historical(1)     Historical (2)  Adjustments            Pro Forma
                                                  --------------   --------------   ----------------      ---------------
Revenues
   Crude oil and liquids produced                   $   269.9        $    20.8         $      --             $   290.7
   Natural gas produced                                   1.3              3.7                --                   5.0
   Crude oil purchased                                   21.1               --                --                  21.1
   Other                                                  0.6              0.1                --                   0.7
                                                    ---------        ---------         ---------             ---------
                                                        292.9             24.6                --                 317.5
                                                    ---------        ---------         ---------             ---------

Costs and Expenses
   Production and operating                             107.8              7.1                --                 114.9
   Cost of crude oil purchased                           20.8               --                --                  20.8
   Exploration, including dry hole costs                  1.7              1.0                --                   2.7
                                                                                             (4.2)  (3)
   Depletion, depreciation and amortization              37.4              4.8               11.4   (4)           49.4
   General and administrative                             8.9              2.8                --                  11.7
   Taxes (other than income)                              9.4              0.6                --                  10.0
   Loss (gain) on disposition of assets                   --              (0.7)               --                  (0.7)
                                                    ---------        ---------         ----------            ---------
                                                        186.0             15.6                7.2                208.8
                                                    ---------        ---------         ----------            ---------
Income (Loss) from Operations                           106.9              9.0               (7.2)               109.0
   Interest, net                                        (23.8              0.2               (6.7)  (5)          (30.3)
   Other income (expense)                                --               (0.1)               --                  (0.1)
                                                     --------        ----------        ----------            ---------
Income (Loss) Before Income Taxes                        83.1              9.1              (13.9)                78.3
                                                                                              1.9   (3)
   Income taxes                                         (28.3)            (1.9)               2.1   (6)          (26.3)
                                                    ---------        ----------        ----------            ---------
Income (Loss) From Continuing Operations            $    54.8        $     7.2         $     (9.9)           $    52.1
                                                    =========        =========         ===========           =========

Per Share Data (in dollars)
   Earnings (loss) from continuing operations       $    1.00        $    1.26                               $    0.95
                                                    =========        =========                               =========

Shares Used in Computing Per Share Amounts  (in
  millions)                                              54.8              5.7                               $    54.8
                                                    =========        =========                               =========

__________________

(1) The historical pro forma condensed consolidated statement of operations does not reflect an extraordinary item, debt extinguishment costs of $4.5 million, which were included in Monterey's historical financial statements. See Note 1 to Monterey's historical financial statements which are included in Monterey's Form 10-K for the year ended December 31, 1996.
(2) Certain amounts included in McFarland's historical financial statements have been reclassified to conform to Monterey's presentation.
(3) To reverse McFarland's historical depletion, depreciation and amortization and income taxes.
(4) To reflect depletion, depreciation and amortization for the McFarland properties on the basis assigned under purchase accounting.
(5) To reflect interest expense on $100.0 million of borrowing related to the Acquisition.
(6)      To adjust income tax expense to reflect the combined entities.

                            MONTEREY RESOURCES, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            (IN MILLIONS OF DOLLARS)

                                                                            As of June 30, 1997
                                                  -----------------------------------------------------------------------
                                                      Monterey      McFarland          Pro Forma
                                                     Historical    Historical(1)      Adjustments            Pro Forma
                                                  --------------   -------------    --------------        ---------------
                      ASSETS

Current Assets
                                                                                     $     100.0  (2)
Cash and cash equivalents                            $    14.4      $     9.2             (102.8) (3)      $      20.8
Accounts receivable                                       40.5            3.9               --                    44.4
Other current assets                                      12.0            0.5               --                    12.5
                                                     ---------      ---------        -----------           -----------
                                                          66.9           13.6               (2.8)                 77.7
                                                     ---------      ---------        -----------           -----------
Properties and Equipment, at cost
                                                                                           135.2  (3)
                                                                                           (99.2) (4)
Oil and gas (successful efforts accounting)            1,053.7           89.9                7.9  (5)          1,187.5
Other                                                     15.7            3.5                1.5  (3)             20.7
                                                     ---------      ---------        -----------           -----------
                                                       1,069.4           93.4               45.4               1,208.2

Accumulated depletion, depreciation,
   amortization and impairment                          (670.3)         (54.7)              54.7  (4)           (670.3)
                                                     ---------      ---------        -----------           -----------
                                                         399.1           38.7              100.1                 537.9
                                                     ---------      ---------        -----------           -----------
Other Assets                                               1.5            0.4               (0.4) (4)              1.5
                                                     ---------      ---------        -----------           -----------
                                                     $   467.5      $    52.7        $      96.9           $     617.1
                                                     =========      =========        ===========           ===========

LIABILITIES & SHAREHOLDERS' EQUITY

Current Liabilities
                                                                                     $       3.4  (3)
   Accounts payable                                  $    38.6      $     3.5                7.9  (5)      $      53.4
   Dividends payable                                       8.2           --                 --                     8.2
   Interest payable                                        4.7           --                 --                     4.7
   Other current liabilities                               3.9            0.4               --                     4.3
                                                     ---------      ---------        -----------           -----------
                                                          55.4            3.9               11.3                  70.6
                                                     ---------      ---------        -----------           -----------

Long-term Debt                                           185.0            2.3              100.0  (2)            287.7
                                                     ---------      ---------        -----------           -----------

Long-Term Obligations                                      3.8            1.6               --                     5.4
                                                     ---------      ---------        -----------           -----------
Deferred Income Taxes                                     41.6           --                 30.5 (3)              72.1
                                                     ---------      ---------        -----------           -----------

Shareholders' Equity

   Common stock                                            0.5            5.7               (5.7) (4)              0.5
   Paid-in capital                                       171.0           21.6              (21.6) (4)            171.0
   Unamortized restricted stock awards                    (1.0)          --                 --                    (1.0)
   Retained earnings                                      11.2           17.6              (17.6) (4)             11.2
                                                     ---------      ---------        -----------           -----------
                                                         181.7           44.9              (44.9)                181.7
                                                     ---------      ---------        -----------           -----------

                                                     $   467.5      $    52.7        $      96.9           $     617.1
                                                     =========      =========        ===========           ===========

(1) Certain amounts included in McFarland's historical financial statements have been reclassified to conform to Monterey's presentation.
(2)      To reflect $100.0 million of borrowings related to the Acquisition.
(3) (4)  To effect the Acquisition, Monterey paid $102.8 million in cash for
         5.5 million of the outstanding common shares of McFarland ($18.55 per share) and issued coupons (each coupon being equal to one common share) to the holders of the remaining 0.2 million common shares of McFarland, entitling such holders to exchange each coupon for $18.55. The total value of the cash consideration and the coupons ($106.2 million), less the value of the net assets acquired ($5.8 million, which represents the assets acquired [other than properties and equipment] minus the liabilities assumed) has been allocated to oil and gas properties. In addition, a $30.5 million deferred tax liability related to the difference between the book basis and the tax basis of the oil and gas properties acquired has been recorded. Such amount is allocated to oil and gas properties. The amounts shown with respect to footnote (3) represent the adjustments necessary to adjust McFarland's historical amounts to reflect the acquisition and the accrual of the deferred income taxes related to the value allocated to oil and gas properties. The amounts shown with respect to footnote
         (4) reflect the reversal of McFarland's historical shareholders' equity, deferred income tax liability and accumulated depletion, depreciation and amortization as a result of the application of purchase accounting.
(5) To reflect the accrual of $7.9 million in costs related to the Acquisition.

(c)      Exhibits

10.1 Credit Agreement dated as of July 22, 1997, among Monterey, The Chase Manhattan Bank, as administrative agent, and Union Bank of Switzerland, as co-arranger.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MONTEREY  RESOURCES, INC.




                                        By:   /s/ Terry L. Anderson
                                           ------------------------------------
                                            Terry L. Anderson
                                            Vice President, General Counsel
                                            and Secretary



Date: September 8, 1997

                                EXHIBIT INDEX

EXHIBIT
NUMBER                                  DESCRIPTION
- ------                                  -----------
10.1 Credit Agreement dated as of July 22, 1997, among Monterey, The Chase Manhattan Bank, as administrative agent, and Union Bank of Switzerland, as co-arranger.